Execution Version 1 SECOND AMENDMENT TO LOAN GUARANTEE AGREEMENT This SECOND AMENDMENT TO LOAN GUARANTEE AGREEMENT, dated February 13, 2026 (this "Amendment"), is made by and between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America ("DOE") and EOS ENERGY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower" and together with DOE, each a "Party" and collectively the "Parties"). RECITALS WHEREAS, the Borrower and DOE entered into that certain Loan Guarantee Agreement, dated as of November 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, including by that certain Amendment to Loan Guarantee Agreement dated as of March 25, 2025; that certain Limited Consent to Loan Guarantee Agreement dated as of May 28, 2025; that certain Limited Consent to Loan Guarantee Agreement dated as of July 25, 2025; that certain Limited Consent to Loan Guarantee Agreement dated as of October 16, 2025 and that certain Limited Consent to Loan Guarantee Agreement dated as of November 18, 2025, collectively, the "Existing Loan Agreement"); WHEREAS, the Borrower requests to amend the Existing Loan Agreement to align the financial covenants set forth in Section 7.23 of the Existing Loan Agreement with the corresponding financial covenants set forth in the Cerberus Credit Agreement; WHEREAS, pursuant to Section 11.01(c) of the Existing Loan Agreement, neither the Loan Agreement nor any provision thereof may be changed, waived, discharged or terminated, unless such change, waiver, discharge or termination is in writing and executed by the Borrower and DOE; WHEREAS, subject to the terms and conditions set forth herein, DOE is willing to amend the Existing Loan Agreement as set forth herein; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows: Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Loan Agreement. Section 2. Amendment to the Loan Agreement and Schedules (Financial Covenants). On the terms of this Amendment and subject to the satisfaction (or waiver in writing by DOE) of the conditions precedent set forth in Section 3 below, effective as of the Second Amendment Effective Date (as defined below): (a) Section 7.23(a) (Financial Covenants - Minimum Consolidated EBITDA) and Section 7.23(b) (Financial Covenants - Minimum Consolidated Revenue) of the Existing Loan Agreement are hereby amended as set forth below in this Section 2(a). Language being inserted into the applicable section of the Existing Loan Agreement is evidenced by blue underline formatting. Language being deleted from the applicable section of the Existing Loan Agreement is evidenced by red strike-through formatting. "Section 7.23 Financial Covenants. Minimum Consolidated EBITDA. The Borrower shall not permit Consolidated EBITDA, as of the last day of any Fiscal Quarter for the four (4) Fiscal Quarter period then ended, beginning with the Fiscal Quarter ending DecemberMarch

31, ~~2025~~2027, to be less than: (i) for each such four Fiscal Quarter period ended on or prior to the Lines 3 and 4 Commencement Date, the "Minimum Consolidated EBITDA" amount specified on Schedule Q Part A-1; and (ii) for each such four Fiscal Quarter period ended thereafter, the " Minimum Consolidated EBITDA" amount specified for such four Fiscal Quarter period on Schedule Q Part A-2; provided, that the "Minimum Consolidated EBITDA" amount for the Fiscal Quarters ending ~~December 31, 2025,~~ March 31, ~~2026~~2027, ~~and~~ June 30, ~~2026~~2027 and September 30, 2027, shall be tested on the basis of the one Fiscal Quarter period then ended, the two Fiscal Quarter period then ended and the three Fiscal Quarter period then ended, respectively.

Minimum Consolidated Revenue The Borrower shall not permit Consolidated Revenue, as of the last day of any Fiscal Quarter for the four Fiscal Quarter period then ended, beginning with the Fiscal Quarter ending ~~December~~March 31, ~~2025~~2027, to be less than: (x) for each such four Fiscal Quarter period ended on or prior to the Lines 3 and 4 Commencement Date, the ~~“~~"Minimum Consolidated Revenue~~”~~" amount specified for such four Fiscal Quarter period on Schedule Q Part B-1 hereto and (y) for each such four Fiscal Quarter period ended thereafter, the ~~“~~"Minimum Consolidated Revenue~~”~~" amount specified for such four Fiscal Quarter period on Schedule Q Part B-2 hereto; provided, that the ~~“~~"Minimum Consolidated Revenue~~”~~" amount for the Fiscal Quarters ending ~~December 31, 2025,~~ March 31, ~~2026~~2027, ~~and~~ June 30, ~~2026~~2027 and September 30, 2027, shall be tested on the basis of one Fiscal Quarter period then ended, the two Fiscal Quarter period then ended and the three Fiscal Quarter period then ended, respectively."

(b) Schedule Q (Minimum Consolidated Revenue and EBITDA) to the Existing Loan Agreement is hereby amended by deleting the existing schedule in its entirety and replacing it with the updated schedule set forth in Appendix A hereto.

The Existing Loan Agreement, as amended pursuant to this Section 2, is hereinafter referred to as the "**Loan Agreement**".

Section 3. **Conditions Precedent**. This Amendment shall become effective upon the first date on which each of the following conditions have been satisfied (or waived in writing by DOE) (such date, the "**Second Amendment Effective Date**"), and the Borrower hereby certifies that each of the conditions set forth in Section 3(b) and (c) below are satisfied as of the Second Amendment Effective Date:

(a) This Amendment shall have been duly executed and delivered by each of the Parties hereto.

(b) No Default, Event of Default, Event of Force Majeure or Event of Loss shall have occurred and be continuing as of the Second Amendment Effective Date.

(c) Each of the representations and warranties made (or deemed to be made) by any Borrower Entity in any Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time).

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3 Section 4. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of DOE, on and as of the date hereof, that: (a) it has duly authorized, executed and delivered this Amendment, and none of: (a) its execution and delivery hereof, and (b) its consummation of the transactions contemplated hereby nor its compliance with the terms of hereof, in each case, do or will (i) contravene its Organizational Documents or any Applicable Laws or Governmental Approval; (ii) contravene or result in any breach or constitute any default under any Governmental Judgment; (iii) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any property of any Borrower Entity under any Transaction Document or any other agreement or instrument to which any Borrower Entity is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; (b) this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (c) no Default, Event of Default, Event of Force Majeure or Event of Loss has occurred and is continuing or will occur as of the date hereof as a result of the execution, delivery and performance of this Amendment. Section 5. Limited Amendment. (a) The Borrower acknowledges and agrees that this Amendment is provided in full reliance on the relevant information provided by the Borrower and the Borrower’s representations and warranties herein. (b) Except as expressly provided for herein, the terms and conditions of the Existing Loan Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters. Except as expressly provided for herein, nothing herein shall be construed as or deemed to be a waiver or consent by DOE of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, and nothing herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Amendment. Except as provided for herein, nothing herein shall be deemed to entitle any Borrower Entity to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Financing Document in similar or different circumstances. This Amendment shall be applicable solely with respect to the matters expressly provided therein and not with respect to any other similar transactions of any of the Parties, and no other amendments, waivers or consents may be construed or implied. Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of DOE and the other Secured Parties in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such

4 Person) in accordance with the terms of the Financing Documents. Section 7. Reference to the Effect on the Financing Documents. On and after the date hereof, each reference in the Existing Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Financing Documents to the “Loan Guarantee Agreement,” “thereunder,” “thereof,” “therein,” “thereby” or words of like import referring to the Loan Agreement, as applicable, shall mean and be a reference to the Loan Agreement as amended hereby. Section 8. Governing Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AMENDMENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS AMENDMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AMENDMENT AND THE OTHER FINANCING DOCUMENTS. Section 9. Miscellaneous. (a) On and after the Second Amendment Effective Date, this Amendment is a Financing Document for all purposes. (b) Sections 11.14 (Submission to Jurisdiction; Etc.) and 11.18 (Counterparts; Electronic Signatures) of the Loan Agreement are hereby incorporated by reference as if fully set forth herein, mutatis mutandis. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, all as of the day and year first above mentioned. EOS ENERGY ENTERPRISES, INC. as Borrower By: /s/Dennis Magulick Name: Dennis Magulick Title: Vice President

6 U.S. DEPARTMENT OF ENERGY, an agency of the federal government of the United States of America By: /s/Rupinder Kaur Name: Rupinder Kaur Title: Director, Portolio Management Division Office of Energy Dominance Financing (EDF)